                               AMENDMENT NO. 3 TO
                               SECURITY AGREEMENT


         This Amendment No. 3 to Security Agreement (this "Amendment") dated as of June 11, 2004 is made by and among JARDEN CORPORATION, a Delaware corporation (the "Borrower"), and EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE BORROWER (each a "Grantor" and collectively with the Borrower, the "Grantors"), and CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent (the "Administrative Agent") for each of the lenders (the "Lenders" and collectively with the Administrative Agent and certain other Persons parties to Related Swap Contracts, the "Secured Parties"), now or hereafter party to the Credit Agreement (as defined below), and is made with reference to that certain Security Agreement dated as of April 24, 2002, as amended by that certain Amendment No. 2 to Credit Agreement and Amendment No. 1 to Security Agreement dated as of September 27, 2002, and that certain Consolidated Amendment to Guaranty and Security Instruments dated as of September 2, 2003 (as so amended, the "Security Agreement"). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement (as defined below).

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Administrative Agent, Citicorp North America, Inc., as Syndication Agent, National City Bank of Indiana and Bank of America, N.A., as Co-Documentation Agents and the Lenders have agreed to amend and restate that certain Amended and Restated Credit Agreement dated as of September 2, 2003, as amended prior to the date hereof (the "Existing Credit Agreement"), in order to, among other things, add a new term loan B facility to the Existing Credit Agreement pursuant to that certain Second Amended and Restated Credit Agreement dated as of the date hereof by and among the Borrower, the Administrative Agent, Citicorp North America, Inc., as Syndication Agent and National City Bank of Indiana and Bank of America, N.A., as Co-Documentation Agents and the Lenders (as from time to time further amended, modified, supplemented, restated, or amended and restated, the "Second Amended and Restated Credit Agreement" or the "Credit Agreement"); and

         WHEREAS, each of the Grantors has entered (either initially or by a Security Joinder Agreement) into the Security Agreement in favor of the Administrative Agent on behalf of the Lenders pursuant to which each Grantor has granted a security interest in all of its personal property and assets as provided in the Security Agreement; and

         WHEREAS, the Grantors and the Administrative Agent desire to amend, and it is necessary to amend, certain provisions of the Security Agreement as set forth below;

         NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENTS TO THE SECURITY AGREEMENT

         1.1. AMENDMENTS TO SECTION 2: GRANT OF SECURITY INTEREST.

                  Section 2 of the Security Agreement is hereby amended by deleting the proviso at the end of such Section in it entirety and substituting in place thereof the following:

         "provided that neither the grant in this Section 2 nor any definition included in any of subsection (a) through (m) above shall include any Grantor's interest or power to transfer rights in either of (w) that certain promissory note dated as of January 24, 2002 by Martin Franklin in favor of the Borrower in the initial principal amount of $3,282,000,
         (y) that certain promissory note dated as of January 24, 2002 by Ian Ashken in favor of the Borrower in the initial principal amount of $1,641,000 (collectively, the 'Manager Notes'), (x) any license issued by any Governmental Authority or Gaming Authority to the extent the grant of a security interest in such license is not permitted by, or is prohibited by applicable Laws, or any interest in a license issued by any Governmental Authority or Gaming Authority to the extent the grant of a security interest in any such interest in a license is not permitted by, or is prohibited by applicable Laws (collectively, 'Governmental Licenses'), or (z) any slot machine to the extent the grant of a security interest in such slot machine is not permitted by, or is prohibited by applicable Laws, or any interest in a slot machine issued by any Governmental Authority or Gaming Authority to the extent the grant of a security interest in any such interest in a license is not permitted by, or is prohibited by applicable Laws. All of the property and interests in property described in subsections (a) through
         (m), but subject to the immediately preceding proviso relating to the Manager Notes and the Governmental Licenses, are herein collectively referred to as the 'Collateral.'"

         1.2. AMENDMENTS TO SECTION 7: STATUS OF GRANTORS AND COLLATERAL GENERALLY.

                  Section 7(d) of the Security Agreement is hereby amended by
(i) deleting the "and" at the end of clause (y) of such Section, and (ii) adding the following new clauses (z) and (aa) at the end of such Section:

         ", (z) for the grant of any security interest in an ownership interest in a gaming licensee (including, but not limited to a gaming license, suppliers license, and key person business entity occupational license), for which approval or consent is required by the applicable Gaming Authority, and (aa) the limitations and requirements specified on Schedule 7(d) with respect to the Governmental Licenses set forth thereon, which schedule may be supplemented from time to time by the Borrower with the consent of the Administrative Agent".

         1.3. AMENDMENTS TO SECTION 11: RIGHTS AND REMEDIES UPON EVENT OF
DEFAULT.

                  Section 11 of the Security Agreement is hereby amended by adding the following new paragraph at the end of such Section:

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                  "Provided, however, that notwithstanding the foregoing, any rights and remedies upon event of default granted under this section with respect to any pledge, hypothecation of, or grant of any security interest in an ownership interest of a gaming licensee are subject to the additional requirement that no such ownership interest may be transferred in any way pursuant to any pledge, hypothecation or security interest without satisfying the requirements of the applicable Gaming Authority."

         1.4. ADDITION OF SCHEDULE 7(D).

                  The Security Agreement is hereby amended by adding a new
Schedule 7(d) in the form of Schedule 7(d) to this Amendment.

2. REPRESENTATIONS AND WARRANTIES OF GRANTORS. In order to induce the Secured Parties to enter into this Amendment and thereby amend the Security Agreement in the manner provided herein, each Grantor represents and warrants to Secured Party that the following statements are true, correct and complete:

         2.1. CORPORATE POWER AND AUTHORITY. Each Grantor has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Security Agreement as amended by this Amendment (as so amended, the "AMENDED AGREEMENT").

         2.2. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each Grantor.

         2.3. NO CONFLICT. The execution and delivery by each Grantor of this Amendment and the performance by each Grantor of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to each Grantor or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of each Grantor or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on each Grantor or any of its Subsidiaries; (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of each Grantor or any of its Subsidiaries; (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of each Grantor or any of its Subsidiaries; or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of each Grantor or any of its Subsidiaries.

         2.4. GOVERNMENTAL CONSENTS. Except as set forth on Schedule 7(d), the execution and delivery by each Grantor of this Amendment and the performance by each Grantor of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         2.5. BINDING OBLIGATION. This Amendment and the Amended Agreement, together, are the legal, valid and binding obligation of each Grantor, enforceable against it in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency,

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reorganization, moratorium or similar laws relating to or limiting creditors'
rights generally or by equitable principles, and any instrument or agreement required hereunder or by the Amended Agreement, in each case, when executed and delivered, will be similarly valid, binding and enforceable.

         2.6. ABSENCE OF DEFAULT. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

3. REFERENCE TO AND EFFECT ON THE SECURITY AGREEMENT AND THE OTHER LOAN
DOCUMENTS.

         3.1. On and after the Effective Date, each reference in the Security Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Security Agreement, and each reference in the other Loan Documents or other any other documents entered pursuant to the Security Agreement to the "Security Agreement", "thereunder", "thereof" or words of like import referring to the Security Agreement shall mean and be a reference to the Amended Agreement.

         3.2. Except as specifically amended by this Amendment, the Security Agreement and the other documents entered pursuant to the Security Agreement shall remain in full force and effect and are hereby ratified and confirmed.

         3.3. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy.

4. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Amendment shall become effective as of the Effective Date of the Second Amended and Restated Credit Agreement (the "EFFECTIVE DATE") upon the execution of a counterpart hereof by each Grantor and the Administrative Agent for the Secured Parties and receipt by each Grantor and the Administrative Agent for the Secured Parties of written or telephonic notification of such execution and authorization of delivery thereof.

5. GOVERNING LAW. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections 10.17(b) and 10.18 of the Credit Agreement.

6. APPLICATION OF GAMING REGULATIONS. This Amendment and the Security Agreement are subject to Gaming Laws applicable to the Borrower and its Subsidiaries with respect to Gaming Authorizations that the Borrower and its Subsidiaries are required to hold in connection with their respective businesses. Without limiting the foregoing, each of the Lenders and the Secured Parties acknowledges that (i) it is subject to being called forward by the Gaming Authorities, in their discretion, for licensing or a finding of suitability or to file or provide other information, and (ii) all rights, remedies and powers in or under this Amendment and Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of Gaming Laws applicable to the Borrower and its Subsidiaries with respect to

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Gaming Authorizations that the Borrower and its Subsidiaries are required to hold in connection with their respective businesses and only to the extent that required approvals (including prior approvals) are obtained from the requisite Gaming Authorities. Each of the Lenders and the Secured Parties agrees to cooperate with the Gaming Authorities in connection with the provision of such documents and other information as may be requested by such Gaming Authorities relating to the Borrower and its Subsidiaries or to this Amendment and the Security Agreement.

7. ENFORCEABILITY. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

8. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section
10.07 of the Credit Agreement.

9. EXPENSES. The Borrower agrees to pay to the Administrative Agent all reasonable out-of-pocket expenses incurred or arising in connection with the negotiation and preparation of this Agreement.

                            [SIGNATURE PAGES FOLLOW.]




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         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

                                          BORROWER:

                                          JARDEN CORPORATION

                                          By: /s/ Desiree DeStefano
                                              ----------------------------------
                                          Name: Desiree DeStefano
                                          Title: Senior Vice President

                                          GRANTORS:


                                          HEARTHMARK, LLC, a Delaware limited
                                            liability company
                                          ALLTRISTA PLASTICS CORPORATION, an
                                            Indiana corporation
                                          ALLTRISTA NEWCO CORPORATION, an
                                            Indiana corporation
                                          LEHIGH CONSUMER PRODUCTS CORPORATION,
                                            a Pennsylvania corporation
                                          TILIA, INC. (successor by name change
                                            to Alltrista Acquisition I, Inc.), a
                                            Delaware corporation
                                          TILIA DIRECT, INC. (successor by name
                                            change to Alltrista Acquisition II,
                                            Inc.), a Delaware corporation
                                          TILIA INTERNATIONAL, INC. (successor
                                            by name change to Alltrista
                                            Acquisition III, Inc.), a Delaware
                                            corporation
                                          QUOIN, LLC, a Delaware limited
                                            liability company
                                          LOEW-CORNELL, INC., a New Jersey
                                            corporation
                                          JARDEN ACQUISITION I, INC., a Delaware
                                            corporation


                                          By: /s/ Desiree DeStefano
                                              ----------------------------------
                                          Name: Desiree DeStefano
                                          Title: Vice President


                                          ALLTRISTA ZINC PRODUCTS, L.P., an
                                            Indiana limited partnership

                                          By: Alltrista Newco Corporation, an
                                              Indiana corporation, its general
                                              partner

                                              By: /s/ Desiree DeStefano
                                                  ------------------------------
                                              Name: Desiree DeStefano
                                              Title: Vice President

                                          ADMINISTRATIVE AGENT:
                                          ---------------------

                                          CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                          ADMINISTRATIVE AGENT FOR THE SECURED
                                          PARTIES


                                          By: /s/ Dean J. Decker
                                              ----------------------------------
                                              Dean J. Decker
                                              Managing Director
                                              CIBC World Markets Corp., AS AGENT